UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 23, 2025

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD

DALLAS, TEXAS 75243

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Issuance of $1,200,000,000 of Notes

On May 23, 2025, Texas Instruments Incorporated (“Texas Instruments”) consummated the issuance and sale of $550,000,000 aggregate principal amount of its 4.500% Notes due 2030 (the “2030 Notes”) and $650,000,000 aggregate principal amount of its 5.100% Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”), pursuant to an underwriting agreement filed herewith as Exhibit 1.1 dated May 20, 2025 among Texas Instruments and Barclays Capital Inc., Morgan Stanley & Co. LLC and MUFG Securities Americas Inc., as underwriters. The Notes were issued pursuant to an Indenture dated as of May 23, 2011 (the “Indenture”) between Texas Instruments and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, and an Officers’ Certificate issued pursuant thereto.

The Notes were offered pursuant to Texas Instruments’ Registration Statement on Form S-3 filed on February 14, 2025 (Reg. No. 333-284977), including the prospectus contained therein, and a related preliminary prospectus supplement dated May 20, 2025 and a prospectus supplement dated May 20, 2025.

The material terms and conditions of the Notes are set forth in the Indenture filed as Exhibit 4.2 to the Current Report of Texas Instruments on Form 8-K dated May 23, 2011 and the Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated May 20, 2025 among Texas Instruments Incorporated and Barclays Capital Inc., Morgan Stanley & Co. LLC and MUFG Securities Americas Inc.

4.1	Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: May 23, 2025	By:	/s/ Rafael R. Lizardi
Rafael R. Lizardi
Senior Vice President and Chief Financial Officer

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